UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2008

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On February 1, 2008, Harrah’s Entertainment, Inc. (“Harrah’s”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report the completion of its merger with Hamlet Merger Inc., a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of December 19, 2006, by and among Hamlet Holdings LLC, a Delaware limited liability company, Hamlet Merger Inc. and Harrah’s. This Amendment No. 1 to the Current Report on Form 8-K/A amends Items 1.01, 5.02 and 9.01 of the Report to include certain additional exhibits.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

1. Senior Secured Credit Facilities

Copies of the Credit Agreement and the Guaranty and Pledge Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

2. Senior Unsecured Interim Loan Agreement

A copy of the Senior Unsecured Interim Loan Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

3. Entry into Secured Real Estate Loans

Copies of the Loan Agreement and each of the First through Ninth Mezzanine Loan Agreements are attached as Exhibits 10.4 to 10.13, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

4. Stockholders’ Agreement

A copy of the Stockholders’ Agreement is attached as Exhibit 10.14 to this Current Report on Form 8-K/A and is incorporated herein by reference.

5. Sponsors Services Agreement

A copy of the Services Agreement is attached as Exhibit 10.15 to this Current Report on Form 8-K/A and is incorporated herein by reference.

6. Management Investor Rights Agreement

A copy of the Management Investor Rights Agreement is attached as Exhibit 10.16 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

3. Gary W. Loveman Employment Agreement

A copy of the Employment Agreement is attached as Exhibit 10.17 to this Current Report on Form 8-K/A and is incorporated herein by reference.

4. Gary W. Loveman Stock Option Rollover Agreement

A copy of the Rollover Agreement is attached as Exhibit 10.18 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Credit Agreement, dated as of January 28, 2008, by and among Hamlet Merger Inc., Harrah’s Operating Company, Inc., as Borrower, the Lenders party thereto from time to time, Bank of America, N.A., as Administrative Agent and Collateral Agent, Deutsche Bank AG New York Branch, as Syndication Agent, and Citibank, N.A., Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Credit Partners L.P., Morgan Stanley Senior Funding, Inc. and Bear Stearns Corporate Lending, Inc., as Co-Documentation Agents

10.2	Guaranty and Pledge Agreement, dated as of January 28, 2008, made by Hamlet Merger Inc. in favor of Bank of America, N.A., as Administrative Agent and Collateral Agent

10.3	Senior Unsecured Interim Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Operating Company, Inc., as Borrower, the Lenders party thereto from time to time, Citibank, N.A., as Administrative Agent, Deutsche Bank AG New York Branch, as Syndication Agent, Banc of America Bridge LLC, Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A., and Merrill Lynch Capital Corporation, as Co-Documentation Agents, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Joint Lead Arrangers

Exhibit No.	Description
10.4	Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Propco, LLC, Harrah’s Atlantic City Propco, LLC, Tahoe Propco, LLC, Rio Propco, LLC, Flamingo Las Vegas Propco, LLC and Showboat Propco, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.5	First Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 1, LLC, Harrah’s Atlantic City Mezz 1, LLC, Tahoe Mezz 1, LLC, Rio Mezz 1, LLC, Flamingo Las Vegas Mezz 1, LLC and Showboat Atlantic City Mezz 1, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.6	Second Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 2, LLC, Harrah’s Atlantic City Mezz 2, LLC, Tahoe Mezz 2, LLC, Rio Mezz 2, LLC, Flamingo Las Vegas Mezz 2, LLC and Showboat Atlantic City Mezz 2, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.7	Third Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 3, LLC, Harrah’s Atlantic City Mezz 3, LLC, Tahoe Mezz 3, LLC, Rio Mezz 3, LLC, Flamingo Las Vegas Mezz 3, LLC and Showboat Atlantic City Mezz 3, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.8	Fourth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 4, LLC, Harrah’s Atlantic City Mezz 4, LLC, Tahoe Mezz 4, LLC, Rio Mezz 4, LLC, Flamingo Las Vegas Mezz 4, LLC and Showboat Atlantic City Mezz 4, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.9	Fifth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 5, LLC, Harrah’s Atlantic City Mezz 5, LLC, Tahoe Mezz 5, LLC, Rio Mezz 5, LLC, Flamingo Las Vegas Mezz 5, LLC and Showboat Atlantic City Mezz 5, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.10	Sixth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 6, LLC, Harrah’s Atlantic City Mezz 6, LLC, Tahoe Mezz 6, LLC, Rio Mezz 6, LLC, Flamingo Las Vegas Mezz 6, LLC and Showboat Atlantic City Mezz 6, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.11	Seventh Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 7, LLC, Harrah’s Atlantic City Mezz 7, LLC, Tahoe Mezz 7, LLC, Rio Mezz 7, LLC, Flamingo Las Vegas Mezz 7, LLC and Showboat Atlantic City Mezz 7, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

Exhibit No.	Description

10.12	Eighth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 8, LLC, Harrah’s Atlantic City Mezz 8, LLC, Tahoe Mezz 8, LLC, Rio Mezz 8, LLC, Flamingo Las Vegas Mezz 8, LLC and Showboat Atlantic City Mezz 8, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.13	Ninth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 9, LLC, Harrah’s Atlantic City Mezz 9, LLC, Tahoe Mezz 9, LLC, Rio Mezz 9, LLC, Flamingo Las Vegas Mezz 9, LLC and Showboat Atlantic City Mezz 9, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.14	Stockholders’ Agreement, dated as of January 28, 2008, by and among Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings, Series LLC, Co-Invest Hamlet Holdings B, LLC, Hamlet Holdings LLC and Harrah’s Entertainment, Inc., and, solely with respect to Sections 3.01 and 6.07, Apollo Investment Fund VI, L.P. and TPG V Hamlet AIV, L.P.

10.15	Services Agreement, dated as of January 28, 2008, by and among Harrah’s Entertainment, Inc., Apollo Management VI, L.P., Apollo Alternative Assets, L.P. and TPG Capital, L.P.

10.16	Management Investor Rights Agreement, dated as of January 28, 2008, by and among Harrah’s Entertainment, Inc., Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Hamlet Holdings LLC and the stockholders that are parties thereto (incorporated by reference to Exhibit 4.2 to Harrah’s Entertainment, Inc.’s Registration Statement on Form S-8 filed January 31, 2008)

10.17	Employment Agreement, dated as of January 28, 2008, by and between Harrah’s Entertainment, Inc. and Gary W. Loveman

10.18	Rollover Option Agreement, dated as of January 28, 2008, by and between Harrah’s Entertainment, Inc. and Gary W. Loveman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: February 7, 2008	By:	/s/ Michael D. Cohen
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Agreement, dated as of January 28, 2008, by and among Hamlet Merger Inc., Harrah’s Operating Company, Inc., as Borrower, the Lenders party thereto from time to time, Bank of America, N.A., as Administrative Agent and Collateral Agent, Deutsche Bank AG New York Branch, as Syndication Agent, and Citibank, N.A., Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Credit Partners L.P., Morgan Stanley Senior Funding, Inc. and Bear Stearns Corporate Lending, Inc., as Co-Documentation Agents

10.2	Guaranty and Pledge Agreement, dated as of January 28, 2008, made by Hamlet Merger Inc. in favor of Bank of America, N.A., as Administrative Agent and Collateral Agent

10.3	Senior Unsecured Interim Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Operating Company, Inc., as Borrower, the Lenders party thereto from time to time, Citibank, N.A., as Administrative Agent, Deutsche Bank AG New York Branch, as Syndication Agent, Banc of America Bridge LLC, Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A., and Merrill Lynch Capital Corporation, as Co-Documentation Agents, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Joint Lead Arrangers

10.4	Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Propco, LLC, Harrah’s Atlantic City Propco, LLC, Tahoe Propco, LLC, Rio Propco, LLC, Flamingo Las Vegas Propco, LLC and Showboat Propco, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.5	First Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 1, LLC, Harrah’s Atlantic City Mezz 1, LLC, Tahoe Mezz 1, LLC, Rio Mezz 1, LLC, Flamingo Las Vegas Mezz 1, LLC and Showboat Atlantic City Mezz 1, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.6	Second Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 2, LLC, Harrah’s Atlantic City Mezz 2, LLC, Tahoe Mezz 2, LLC, Rio Mezz 2, LLC, Flamingo Las Vegas Mezz 2, LLC and Showboat Atlantic City Mezz 2, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.7	Third Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 3, LLC, Harrah’s Atlantic City Mezz 3, LLC, Tahoe Mezz 3, LLC, Rio Mezz 3, LLC, Flamingo Las Vegas Mezz 3, LLC and Showboat Atlantic City Mezz 3, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

Exhibit No.	Description

10.8	Fourth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 4, LLC, Harrah’s Atlantic City Mezz 4, LLC, Tahoe Mezz 4, LLC, Rio Mezz 4, LLC, Flamingo Las Vegas Mezz 4, LLC and Showboat Atlantic City Mezz 4, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.9	Fifth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 5, LLC, Harrah’s Atlantic City Mezz 5, LLC, Tahoe Mezz 5, LLC, Rio Mezz 5, LLC, Flamingo Las Vegas Mezz 5, LLC and Showboat Atlantic City Mezz 5, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.10	Sixth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 6, LLC, Harrah’s Atlantic City Mezz 6, LLC, Tahoe Mezz 6, LLC, Rio Mezz 6, LLC, Flamingo Las Vegas Mezz 6, LLC and Showboat Atlantic City Mezz 6, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.11	Seventh Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 7, LLC, Harrah’s Atlantic City Mezz 7, LLC, Tahoe Mezz 7, LLC, Rio Mezz 7, LLC, Flamingo Las Vegas Mezz 7, LLC and Showboat Atlantic City Mezz 7, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.12	Eighth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 8, LLC, Harrah’s Atlantic City Mezz 8, LLC, Tahoe Mezz 8, LLC, Rio Mezz 8, LLC, Flamingo Las Vegas Mezz 8, LLC and Showboat Atlantic City Mezz 8, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.13	Ninth Mezzanine Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Las Vegas Mezz 9, LLC, Harrah’s Atlantic City Mezz 9, LLC, Tahoe Mezz 9, LLC, Rio Mezz 9, LLC, Flamingo Las Vegas Mezz 9, LLC and Showboat Atlantic City Mezz 9, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender

10.14	Stockholders’ Agreement, dated as of January 28, 2008, by and among Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings, Series LLC, Co-Invest Hamlet Holdings B, LLC, Hamlet Holdings LLC and Harrah’s Entertainment, Inc., and, solely with respect to Sections 3.01 and 6.07, Apollo Investment Fund VI, L.P. and TPG V Hamlet AIV, L.P.

10.15	Services Agreement, dated as of January 28, 2008, by and among Harrah’s Entertainment, Inc., Apollo Management VI, L.P., Apollo Alternative Assets, L.P. and TPG Capital, L.P.

Exhibit No.	Description
10.16	Management Investor Rights Agreement, dated as of January 28, 2008, by and among Harrah’s Entertainment, Inc., Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Hamlet Holdings LLC and the stockholders that are parties thereto (incorporated by reference to Exhibit 4.2 to Harrah’s Entertainment, Inc.’s Registration Statement on Form S-8 filed January 31, 2008)

10.17	Employment Agreement, dated as of January 28, 2008, by and between Harrah’s Entertainment, Inc. and Gary W. Loveman

10.18	Rollover Option Agreement, dated as of January 28, 2008, by and between Harrah’s Entertainment, Inc. and Gary W. Loveman